Exhibit 99.1

RELM WIRELESS CORPORATION

Form of Non-Employee Director

Option Agreement

AGREEMENT made this ____ day of _____, 200__, by and between RELM Wireless Corporation, a Nevada corporation with its principal place of business in Melbourne, Florida (hereinafter the “Corporation”), and __________________ (hereinafter the “Optionee”), pursuant to and subject to all the terms and conditions of the Corporation’s 1996 Non-Employee Director Stock Option Plan (hereinafter the “Plan”), a copy of which has been made available to the Optionee. In the event of any conflict between this Agreement and the provisions of the Plan, the Plan shall govern.

Section 1.

Grant of Option

The Corporation hereby grants to the Optionee the option to purchase, on the terms and conditions hereinafter set forth, _____ shares (the “option Shares”) of the Corporation’s Common Stock at _________ Dollars ($_____) per share, the closing price on ______, 200_.

Section 2.

Termination of Options

Option shall terminate on the earliest of (a) the expiration of five years from the date of grant, (b) three months from the date the optionee’s service as a member of the Board of Directors ceases for any reason other than death, disability, voluntary resignation after age 65 or removal from the Board without cause, (c) expiration of one year from the date of termination of service on the Board by reason of death, disability, voluntary resignation after reaching age 65 or removal from the Board without cause, and (d) the date of removal from the Board with cause.

Section 3.

Vesting

Except as described below, each option granted under the 1996 Director Plan shall vest and become exercisable eleven months after the date of grant. Upon termination of service of a Non-Employee Director as a member of the Board by reason of death, disability, resignation after reaching age 65 or removal from the Board without cause, all outstanding options under the 1996 Director Plan granted to such Non-Employee Director as of the termination of service shall vest and become exercisable. In the event of a Change of Control, all options then outstanding under the 1996 Director Plan shall vest and become exercisable.

Section 4.

Date

The date of grant is ______, 200_.

Section 5.

Exercise of Option

(a)

Method of Exercise of Option

This option may be exercised by giving written notice to the Corporation by mail or in person addressed to Executive Vice President of Finance, RELM Wireless Corporation, 7100 Technology Drive, West Melbourne, Florida 32904, specifying the number of Option shares being purchased, accompanied by payment of the full option price of the shares being purchased. The price for the Option shares shall be payable in cash.

(b)

Delivery of Stock Certificates Upon Exercise

Upon each exercise of this option and the satisfaction of all conditions set forth in the option, the Transfer Agent shall, on behalf of the Corporation, mail or deliver to the Optionee, as promptly as practicable, a stock certificate or certificates representing the Option Shares then being purchased. The Corporation will pay all stamp taxes due or payable in connection with the issuance of the certificates. Such certificates shall carry appropriate legends as may be deemed necessary or advisable by counsel to the Corporation in order to comply with the requirements of the Securities Act of 1933, as amended, or any state securities laws.

(c)

Restrictions on Issuance of Shares

Not withstanding the foregoing, the Corporation shall not be obligated to deliver any such certificate or certificates upon exercise of this option until one of the following conditions shall be satisfied: (i) the shares with respect to which the option has been exercised are at the time of the issue of such shares effectively registered under applicable Federal and state securities acts as now in force or hereafter amended or (ii) counsel for the Corporation shall give an opinion that such shares are exempt from registration under applicable Federal and state securities acts as now in force or hereafter amended; and until the Corporation is in compliance with all applicable laws and regulations, including without limitation all regulations required by any stock exchange upon which the Corporation’s outstanding Common Stock is then listed.

The Corporation shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Corporation shall be under no obligation to cause a registration statement or a post-effective amendment to any registration statement to be prepared at its expense solely for the purpose of covering the issue of shares in respect of which any option may be exercised.

(d)

Agreement to Purchase for Investment

By acceptance of this option, the Optionee agrees that a purchase of shares under this option will be made for investment purpose only and will not be made with a view to their distribution, as that term is used in the Securities Act of 1933, as amended, unless in the opinion of counsel to the Corporation such distribution is in compliance with or exempt from the registration and prospectus requirements of such Act. The Optionee agrees to sign a certification to such effect at the time of exercising the option and agrees that the certificate for the shares so purchased may be inscribed with a legend to ensure compliance with such Act and with any other applicable securities laws.

Section 6.

Adjustments Upon Changes in Capitalization and Other Matters

In the event that the outstanding shares of the Common Stock of the Corporation are changed into or exchanged for a different number or kind of shares or other securities of the Corporation or of another corporation by reason of any reorganization, merger, consolidation, recapitalization or reclassification, or in the event of a stock split, combination of shares or dividends payable in capital stock, automatic adjustments shall be made in the number and kind of shares as to which outstanding options or portions thereof then unexercised shall be exercisable to the end that the proportionate interest of the option holder shall be maintained as before the occurrence of such event. Such adjustments in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share.

If this option shall be assumed, or a new option substituted therefor, as a result of sale of the Corporation, whether by a corporate merger, consolidation or sale of property or stock, then membership on the Board of Directors of such assuming or substituting corporation or by a parent corporation or a subsidiary therefor shall be considered for purposes of this option to be membership on the Board of Directors of the Corporation.

Section 7.

Non-Transferability

This option shall not be assignable or transferable other than by will or the laws of descent or distribution and shall be exercisable during the Optionee’s lifetime only by him. This option shall be null and void and without effect upon the bankruptcy of the Optionee to whom the option is granted, or upon any attempted assignment or transfer, including without limitation, and purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, trustee process or similar process, whether legal or equitable, upon such option.

Section 8.

Notices

Any notice permitted or required under this Agreement shall be sufficient if made in writing and mailed, postage prepaid, or delivered in hand to the parties as follows: (a) as to the corporation, to Executive Vice President-Finance at the principal office of the Corporation; and (b) as to the Optionee, at the address listed for the Optionee on the books of the Corporation or the books of the Stock Transfer Agent, or (c) as to either party, at such other address as shall be designated by the addressee in a written notice to the other complying as to delivery with the terms of this Section 8.

Section 9.

Governing Law

This Agreement shall be governed by, and construed and enforced in accordance with, the substantive law of Florida.

Section 10.

Entire Agreement, Modification

This Agreement contains the full and complete understanding and agreement of the parties hereto as to the subject matter hereof and may not be modified or amended, nor may any provision hereof be waived, except by a further written agreement duly signed by each of the parties.

Section 11.

Binding Effect

This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, representatives, successors and assigns; provided, however, that as respects the Optionee, this Agreement is deemed to be personal in nature and may not be assigned or transferred.

Section 12.

Interpretation and Construction

Any interpretation or construction of this Agreement by the Corporation’s Board of Directors, or a duly authorized committee appointed by the Board, shall be final and conclusive. The section headings are for convenience of reference only and shall not be deemed germane to the interpretation or construction of this Agreement.

Section 13.

Survival

All representations, warranties and acknowledgments made in this Agreement shall survive the delivery of the certificate or certificates representing the shares purchased pursuant to the exercise of the option granted herein.

Section 14.

Required Approvals

This option is granted pursuant to and subject to all the terms and conditions of the 1996 Non-Employee Director Stock Option Plan, which was adopted by the Stockholders on December 11, 1996 and which is incorporated herein by reference. Anything in this Agreement to the contrary notwithstanding, this option shall be of no force and effect unless and until, and shall in no way vest or become exercisable in any respect unless and until, and its effectiveness is subject to, all the events as set forth in the Plan and shall be null and void if such events have not occurred.

IN WITNESS WHEREOF, the parties have executed this Option Agreement on the date first above written.

RELM WIRELESS CORPORATION

By:
William P. Kelly
Executive Vice President of Finance/C.F.O.

OPTIONEE

Name:

Signature:

Date: